EXHIBIT 99.3
                                                               ------------


                                THE OLYMPUS HOTEL
                         UNAUDITED FINANCIAL STATEMENTS
               as of and for the three months ended March 31, 1998
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     THE OLYMPUS HOTEL
     BALANCE SHEET
     as of March 31, 1998 (Unaudited)



                              ASSETS

     Current assets:
       Cash and cash equivalents                              $   129,932
       Accounts receivable                                        650,907
       Inventories                                                 60,279
       Prepaid expenses                                           168,396
                                                              -----------
           Total current assets                                 1,009,514

     Property and equipment, net                               19,645,287
     Deferred loan fees, net                                       85,627
                                                              -----------
           Total assets                                       $20,740,428
                                                              ===========

                  LIABILITIES AND MEMBERS' EQUITY

     Current liabilities:
       Accounts payable                                       $   253,680
       Accrued payroll and related benefits                       181,400
       Other accrued expenses                                      96,902
       Note payable, current portion                              102,114
                                                              -----------
           Total current liabilities                              634,096

     Note payable, long-term portion                           16,977,886
                                                              -----------
           Total liabilities                                   17,611,982

     Members' equity                                            3,128,446
                                                              -----------
           Total liabilities and members' equity              $20,740,428
                                                              ===========
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     THE OLYMPUS HOTEL
     STATEMENT OF INCOME
     for the three months ended March 31, 1998 (Unaudited)



     Revenues:
       Hotel and restaurant:
         Rooms                                                $ 1,820,157
         Food and beverage                                        524,496
         Other                                                     42,851
                                                              -----------
             Total hotel and restaurant                         2,387,504

       Rental operations                                           31,663
                                                              -----------
             Total revenues                                     2,419,167
                                                              -----------
     Operating expenses:
       Direct:
         Rooms                                                    384,179
         Food and beverage                                        430,326
                                                              -----------
             Total direct                                         814,505
                                                              -----------
       Indirect:
         Selling, general and administrative                      259,405
         Property operating costs                                 389,854
         Depreciation and amortization                            211,350
                                                              -----------
             Total indirect                                       860,609
                                                              -----------
             Total operating expenses                           1,675,114
                                                              -----------
     Operating income                                             744,053

     Other expense:
       Interest                                                  (406,766)
                                                              -----------
     Net income and comprehensive income                      $   337,287
                                                              ===========

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     THE OLYMPUS HOTEL
     STATEMENT OF CASH FLOWS
     for the three months ended March 31, 1998 (Unaudited)



     Operating activities:
       Net income                                             $   337,287
       Adjustments to reconcile net income to net cash
         provided by operating activities:
           Depreciation and amortization                          211,350
           Change in:
             Accounts receivable                                 (261,761)
             Inventories                                            3,539
             Prepaid expenses                                       6,721
             Accounts payable                                     (94,924)
             Accrued payroll and related benefits                 (14,093)
             Other accrued expenses                                24,235
                                                              -----------
               Net cash provided by operating activities          212,354
                                                              -----------
     Investing activities:
       Additions to property and equipment                       (108,005)
                                                              -----------
               Net cash used in investing activities             (108,005)
                                                              -----------
     Financing activities:
       Distributions to members                                  (250,000)
                                                              -----------
               Net cash used in financing activities             (250,000)
                                                              -----------
     Change in cash and cash equivalents:
       Net decrease in cash and cash equivalents                 (145,651)
       Cash and cash equivalents at beginning of period           275,583
                                                              -----------
       Cash and cash equivalents at end of period             $   129,932
                                                              ===========
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     THE OLYMPUS HOTEL
     NOTES TO UNAUDITED FINANCIAL STATEMENTS
     as of and for the three months ended March 31, 1998

      1.  QUARTERLY INFORMATION:

          The unaudited financial statements included herein have been prepared by The Olympus Hotel ("Olympus Hotel" or "the Company") pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as permitted by such rules and regulations. The Company believes that the disclosures included herein are adequate; however, these statements should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 1997 which are included elsewhere in this document.

          In the opinion of management, these unaudited financial statements contain all of the adjustments normal and recurring in nature, necessary to present fairly the financial position of the Company at March 31, 1998 and the results of operations and cash flows for the three months ended March 31, 1998. The results of operations for the periods presented may not be indicative of those which may be expected for a full year.


      2.  INCOME TAXES:

          Olympus Hotel is wholly owned by Stellar Lone Star Limited Liability Company. Accordingly, Stellar's members are responsible for federal and state income taxes on Olympus Hotel's earnings. Therefore, no provision for income taxes is recorded in these financial statements.
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